EXHIBIT 99



                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that THE GOLDMAN SACHS GROUP, INC. (the "Company") does hereby make, constitute and appoint Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Mariana Audeves Martinez, Asheesh Bajaj, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company pursuant to Rule 13f-1or Regulation 13D-G under the Securities Exchange Act of 1934, (as amended, the "Act"), which may be required of the Company with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until July 16, 2026 unless earlier revoked by written instrument, or in the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he or she was appointed Attorney-in-fact prior to July 16, 2026, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke the Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

This Power of Attorney supersedes the Power of Attorney granted by the Company to Papa Lette, Akash Keshari, Regina Chan, Andrzej Szyszka, Ameen Soetan, Rahail Patel, Santosh Vinayagamoorthy, Sadhiya Raffique, Matthew Pomfret, Abhishek Vishwanathan, Mariana Audeves, Veronica Mupazviriwo, Elizabeth Novak and Sam Prashanth on July 29,2024.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 16, 2025.


GOLDMAN SACHS & CO. LLC



By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Attorney-in-Fact









                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that GOLDMAN SACHS & CO. LLC (the "Company") does hereby make, constitute and appoint each Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Mariana Audeves Martinez, Asheesh Bajaj, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company pursuant to Rule 13f-1or Regulation 13D-G under the Securities Exchange Act of 1934, (as amended, the "Act"), which may be required of the Company with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until July 16, 2026 unless earlier revoked by written instrument, or in the event an Attorney-in-fact ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he or she was appointed Attorney-in-fact prior to July 16, 2026, this Power of Attorney shall cease to have effect in relation to such Attorney-in-fact upon such cessation but shall continue in full force and effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right unilaterally to revoke the Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

This Power of Attorney supersedes the Power of Attorney granted by the Company to Papa Lette, Akash Keshari, Regina Chan, Andrzej Szyszka, Ameen Soetan, Rahail Patel, Santosh Vinayagamoorthy, Sadhiya Raffique, Matthew Pomfret, Abhishek Vishwanathan, Mariana Audeves Martinez, Veronica Mupazviriwo, Elizabeth Novak and Sam Prashanth on October 1, 2024.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of July 16, 2025.


GOLDMAN SACHS & CO. LLC


By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Managing Director








                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS SPECIAL SITUATIONS INVESTING GROUP II, LLC (the "Company") does hereby make, constitute and appoint each Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan,
Mariana Audeves Martinez, Asheesh Bajaj, Abhilasha Bareja,
Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret, acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, ( as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until (i) one (1) year from the date hereof, (ii) it is revoked in writing by the undersigned or
(iii) such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc.
or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of June 27, 2025.

SPECIAL SITUATIONS INVESTING GROUP II, LLC


By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: President





                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS GSSG HOLDINGS LLC (the "Company") does hereby make, constitute and appoint each of Sadhiya Raffique, Santosh Vinayagamoorthy, D Guru Prasad, Tobi Amusan, Akash Keshari, Papa Lette, Andrzej Szyszka, Rahail Patel, Taiki Misu, Regina Chan, Mariana Audeves Martinez, Asheesh Bajaj, Abhilasha Bareja, Veronica Mupazviriwo, Sam Prashanth, Ameen Soetan, Abhishek Vishwanathan, Elizabeth Novak and Matthew Pomfret (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the "Act"), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do if personally present by one of its authorized signatories, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of June 27, 2025.



GSSG HOLDINGS LLC



By: /s/  Carey Ziegler
____________________________
Name: Carey Ziegler
Title: Director & President